                           Letterhead of Freed Maxick



                                                      March 15, 1999





Four Corners Financial Corporation & Subsidiary
370 East Avenue
Rochester, New York 14604

Gentlemen:

This letter is to explain our understanding of the arrangements for the services we are to perform for Four Corners Financial Corporation and Subsidiary for the year ending December 31, 1998.

We will perform an audit of Four Corners Financial Corporation and Subsidiary's financial statements as of and for the year ended December 31, 1998. We understand that the financial statements will be prepared in accordance with generally accepted accounting principles.

We will conduct the audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable, rather than absolute, assurance about whether the financial statements are free of material misstatement whether caused by error, fraudulent financial reporting, or misappropriation of assets. Accordingly, a material misstatement, whether caused by error, fraudulent financial reporting or misappropriation of assets, may remain undetected. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. As a result, an audit is not designed to detect errors or fraud that are immaterial to the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit will provide a reasonable basis for our report.

An audit also includes obtaining an understanding of internal control sufficient to plan the audit and to determine the nature, timing and extent of audit procedures to be performed. An audit is not designed to provide assurance on internal control or to identify reportable conditions.

On January 1, 2000, information technology experts believe that many application systems may fail as a result of erroneous calculations and data integrity problems. The effects of this issue will vary from system to system and may adversely affect an entity's operations as well as its ability to prepare financial statements.

An audit of the financial statements made in accordance with generally accepted auditing standards is not designed to determine whether your information systems are Year 2000 compliant. Furthermore, we remind you that we have no responsibility in regards to Four Corners Financial Corporation and Subsidiary's efforts to make your information systems Year 2000 compliant nor to provide you with assurance on whether the Company has addressed or will be able to address all of the affected systems on a timely basis. The responsibilities necessary to conform the Company's information systems to be Year 2000 compliant are those of the Company's management.

If circumstances arise relating to the conditions of your records, the availability of sufficient, competent evidential matter, or indications of a significant risk of material misstatement of the financial statements because of error, fraudulent financial reporting, or misappropriation of assets which in our professional judgment prevent us from completing the audit, we retain the unilateral right to take any course of action permitted by professional standards, including withdrawal from the engagement.

Our audit is for the use of the company and its shareholders. The audit will not be planned or conducted in contemplation of reliance by any third party or with respect to any specific transaction. Therefore, items of a possible interest to a third party will not be specifically addressed or matters may exist that will be assessed differently by a third party, possibly in connection with a specific transaction.

As you know, management is responsible for (1) the preparation of Four Corners Financial Corporation and Subsidiary's financial statements, (2) establishing and maintaining effective internal control over financial reporting and safeguarding assets, (3) properly recording transactions in the records, (4) identifying and ensuring that Four Corners Financial Corporation and Subsidiary, complies with the laws and regulations applicable to its activities and (5) making all financial records and related information available to us. At the conclusion of our audit, we will request certain written representations from management about the financial statements and matters related thereto. Four Corners Financial Corporation and Subsidiary agrees to indemnify Freed Maxick Sachs & Murphy, P.C. for any damages, including attorney fees, caused, in whole or in part, by Four Corners Financial Corporation and Subsidiary's knowing or willful failure to fulfill these responsibilities.

During the course of the engagement, we may accumulate records containing data, which should be reflected in your books and records. You will determine that all such data, if necessary will be so reflected. Accordingly, you will not expect us to maintain copies of such records in our possession.

Your accounting department will be asked to assist us to the extent practicable by providing us with trial balances, analyses and supporting schedules.

The fee for the above services is estimated at $5,000, computed at our standard per hour rates (a copy of which is available upon request), plus any out-of-pocket costs, and will be invoiced as work progresses and as expenses are incurred. These fees are due and payable by Bonadio & Co., LLP within 30 days from the billing date.

This fee estimate will be subject to adjustments based on unanticipated changes in the scope of our work and/or the untimely receipt by us of the information on the client participation list. All other provisions of this letter will survive any fee adjustment.

Certain services and products to be provided pursuant to this engagement letter will be provided to Freed Maxick Sachs & Murphy, P.C. (FMSM) by FM Business Services, Inc. (FMBS) pursuant to a contract between FMSM and FMBS. It should be noted that FMSM is a separate and distinct legal entity from FMBS. FMBS provides certain personnel, supplies, space and other services and products to FMSM, and FMSM will be using same to perform its obligations under this engagement letter. FMSM and its shareholders are responsible for services provided by FMBS and FMBS is not a certified public accounting firm and is not licensed or permitted as such by New York State. By signing this engagement letter, you agree that both FMSM and FMBS will have access to certain files, records and information about Four Corners Financial Corporation and Subsidiary in connection with the performance by FMSM of its obligations under this engagement letter. In addition, you consent to the use by FMBS and its affiliates of information about Four Corners Financial Corporation and Subsidiary for the purpose of marketing services and products of FMBS and/or its affiliates to Four Corners Financial Corporation and Subsidiary. Any information obtained by FMSM and FMBS about Four Corners Financial Corporation and Subsidiary shall be kept confidential in accordance with, and to the extent required by the laws of New York State.

By signing this engagement letter you agree that any dispute that may arise regarding the meaning, performance, or enforcement of this engagement will, prior to resorting to litigation, be submitted to mediation upon the written request of any party to the engagement. All mediations initiated, as a result of this engagement shall be administered by the American Arbitration Association
(AAA). The results of this mediation shall be binding only upon agreement of each party to be bound. Costs of any mediation proceeding shall be shared equally by both parties. It is further agreed that the place for performance of this mediation is Buffalo, New York.

In the event we are requested or authorized by Four Corners Financial Corporation and Subsidiary or are required by government regulation, subpoena, or other legal process to produce our documents or our personnel as witnesses with respect to our engagements for Four Corners Financial Corporation and Subsidiary, Four Corners Financial Corporation and Subsidiary will, so long as we are not a party to the proceeding in which the information is sought, reimburse us for our professional time and expenses, as well as the fees and expenses of our counsel, incurred in responding to such requests.

It is agreed by Four Corners Financial Corporation and Subsidiary and Freed Maxick Sachs & Murphy, P.C. or any successors in interest that no claim by or on behalf of either party arising out of services rendered pursuant to this agreement shall be asserted more than three years after the date of the audit report or one year after the date of termination of Freed Maxick Sachs & Murphy, PC's services, whichever date is earlier.

This letter constitutes the complete and exclusive statement of agreement between Freed Maxick Sachs & Murphy, P.C. and Four Corners Financial Corporation and Subsidiary.

If the foregoing agrees with your understanding of the terms of our engagement, please sign the duplicate copy of this letter and return same to us.

                                       Very truly yours,


                                       /s/ FREED MAXICK SACHS & MURPHY, P.C.


                                       FREED MAXICK SACHS & MURPHY, P.C.

Acknowledge:

Four Corners Financial Corporation and Subsidiary


/s/ William S. Gagliano
-----------------------------
William S. Gagliano
President



3/22/99
-----------------------------
Date